ACQUISITIONS	12 Months Ended
Dec. 31, 2011
ACQUISITIONS
ACQUISITIONS

NOTE 19. ACQUISITIONS

During the year ended December 31, 2011, we acquired 15 outpatient centers — four diagnostic imaging centers, a majority interest in one other diagnostic imaging center, three oncology centers, an urgent care center, a majority interest in five ambulatory surgery centers, and a majority interest in one other ambulatory surgery center in which we previously held a minority interest. In 2011, we also acquired 26 physician practice entities. The fair value of the consideration conveyed in the acquisitions (the “purchase price”) was $84 million.

During the year ended December 31, 2010, we acquired various outpatient centers in California, Florida, Missouri, New Mexico, South Carolina, Tennessee and Texas. The aggregate purchase price of these acquisitions was $65 million.

We are required to allocate the purchase prices of the acquired businesses to assets acquired, liabilities assumed and, if applicable, noncontrolling interests based on their fair values. The excess of the purchase price allocation over those fair values is recorded as goodwill. We are in process of finalizing the purchase price allocations, including valuations of the acquired property and equipment, for substantially all of the centers acquired during the year ended December 31, 2011; therefore, the purchase price allocations for those centers are subject to adjustment once the valuations are completed. During the year ended December 31, 2011, we finalized the purchase price allocations for the various centers acquired in 2010, which resulted in an increase in goodwill of $4 million with a corresponding reduction in property and equipment.

Purchase price allocations for the acquisitions made during the years ended December 31, 2011 and 2010 are as follows:

	Years Ended December 31,
	2011	2010
Current assets	$8	$0
Property and equipment	34	20
Other intangible assets	2	0
Goodwill	86	45
Current liabilities	(7)	0
Long-term liabilities	(8)	0
Redeemable noncontrolling interests in equity of consolidated subsidiaries	(16)	0
Noncontrolling interests	(15)	0
Net cash paid	$84	$65

The goodwill generated from these transactions, which we anticipate will be fully deductible for income tax purposes, can be attributed to the benefits that we expect to realize from operating efficiencies and increased reimbursement. Approximately $4 million and $3 million in transaction costs related to prospective and closed acquisitions were expensed during the years ended December 31, 2011 and 2010, respectively.